UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2002

                         Commission file number 33-31067


                        ITec Environmental Group, Inc.
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       (Exact name of small business issuer as specified in its charter)

           DELAWARE                                  31-1705310
           --------                                  ----------
   (State or other jurisdiction            (IRS Employer Identification No.)
      of incorporation)

               132 South Third Avenue, Oakdale, California 95361
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                   (Address of principal executive offices)

                                (209) 848-3900
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                        (Registrant's telephone number)



                            BEECHPORT CAPITAL CORP.
                           ------------------------
         (Former name or former address, if changed since last report)

                            Beechport Capital Corp.

                                   Form 8-K

ITEM 5. OTHER EVENTS

At a special September 27, 2002 meeting of the shareholders of Beechport Capital Corp. the Company authorized changing its name by merging into its wholly-owned subsidiary ITec Environmental Group, Inc. thus changing the domicile of the Company from Colorado to Delaware.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements. None

(b) Pro Forma Financial Statements. None

(c) Exhibits

          Exhibit No.                   Description
          ----------                    -----------
            99.1             Press Release dated October 4, 2002






                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BEECHPORT CAPITAL CORP.
                                        (Registrant)

Dated: October 4, 2002              By: /s/ Gary M. De Laurentiis
                                        -------------------------
                                    By: Gary M. De Laurentiis
                                        President